SUPPLEMENT TO THE SPARTAN(registered trademark) NEW YORK MUNICIPAL FUNDS MARCH 31, 1997
PROSPECTUS
The following changes are effective April 1, 1997:
FMR anticipates presenting a proposal in 1997 to the Board of Trustees of Spartan New York Intermediate Municipal Income Fund and Spartan New York Municipal Income Fund requesting their approval to present shareholders of the fund a proposal to merge the funds into Fidelity New York Municipal Income Fund. As a result, Spartan New York Intermediate Municipal Income Fund and Spartan New York Municipal Income Fund are closed to new investors.
With respect to Spartan New York Intermediate Municipal Income Fund and Spartan New York Municipal Income Fund, the following fees for individual transactions have been eliminated: the $5.00 exchange fee, the $5.00 wire fee, and the $5.00 account closeout fee, and the $2.00 checkwriting fee for Spartan New York Intermediate Municipal Income Fund. References to these fees throughout the prospectus are no longer in effect with respect to Spartan New York Intermediate Municipal Income Fund and Spartan New York Municipal Income Fund.
The following information replaces similar information found in "Expenses" beginning on page 5:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 31 for an explanation of how and when these charges apply.
Maximum sales charge on purchases                                None
and reinvested distributions

Deferred sales charge on redemptions                             None

Redemption fee (as a % of amount redeemed on shares held less    None
than 180 days)
For Spartan New York Money Market and Spartan New York
Intermediate

For Spartan New York Income                                      .50
                                                                 %

Exchange and wire transaction fees                               $5.00
(for Spartan New York Money Market only)

Checkwriting fee, per check written                              $2.00

(applicable for Spartan New York Money Market)

Account closeout fee (for Spartan New York Money Market only)    $5.00

Annual account maintenance fee                                   $12.0
(for accounts under $2,500)                                      0

THESE FEES ARE WAIVED (except for the redemption fee) if your account balance at the time of the transaction is $50,000 or more.
EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated. Figures for Spartan New York Money Market assume that you leave your account open, and than assume that you close your account at the end of period:
SPARTAN NY INTERMEDIATE
After 1 year     $ 6

After 3 years    $ 18

After 5 years    $ 31

After 10 years   $ 69

SPARTAN NY INCOME
After 1 year     $ 6

After 3 years    $ 18

After 5 years    $ 31

After 10 years   $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

SUPPLEMENT TO THE FIDELITY NEW YORK MUNICIPAL FUNDS MARCH 31, 1997
PROSPECTUS
The following changes are effective April 1, 1997:
FMR anticipates presenting a proposal in 1997 to the Board of Trustees of Fidelity New York Insured Municipal Income Fund requesting their approval to present to shareholders of the fund a proposal to merge the fund into Fidelity New York Municipal Income Fund. As a result, Fidelity New York Insured Municipal Income Fund is closed to new investors.
With respect to Fidelity New York Insured Municipal Income Fund and Fidelity New York Municipal Income Fund, the minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
With respect to Fidelity New York Insured Municipal Income Fund and Fidelity New York Municipal Income Fund, the minimum check amount has been increased to $1,000.
References to the minimums throughout the prospectus are changed to the above minimums with respect to Fidelity New York Insured Municipal Income Fund and Fidelity New York Municipal Income Fund.
The following information replaces similar information found in "Expenses" beginning on page 6:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 33 for an explanation of how and when these charges apply.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None

Exchange Fee                           None

Annual account maintenance fee         $12.0
(for accounts under $2,500)            0

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page 23).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. SPARTAN NY INTERMEDIATE
Management fee (after reimbursement)   .35%

12b-1 fee                              None

Other expenses                         .20%

Total fund operating expenses          .55%
(after reimbursement)

NEW YORK INCOME
Management fee (after reimbursement)   .36%

12b-1 fee                              None

Other expenses                         .19%

Total fund operating expenses          .55%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated.
SPARTAN NY INTERMEDIATE
After 1 year     $ 6

After 3 years    $ 18

After 5 years    $ 31

After 10 years   $ 69

NEW YORK INCOME
After 1 year     $ 6

After 3 years    $ 18

After 5 years    $ 31

After 10 years   $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. Effective April 1, 1997, FMR voluntarily agreed to implement an expense cap for New York Insured and New York Income. FMR will reimburse the funds to the extent that total operating expenses exceed .55%. Each fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. If these agreements were not in effect, the management fee and total operating expenses would be .40% and .60%, respectively for New York Insured and .40% and .59%, respectively for New York Income.